Exhibit 99.3
                                                                    ------------

                             Union Community Bancorp
                               Unaudited Pro Forma
                             Combined Balance Sheet
                               September 30, 2001

                                                      Union        Montgomery
                                                    Community       Financial        Pro Forma       Pro Forma
                                                     Bancorp       Corporation      Adjustments       Combined
                                                    ---------      -----------      -----------      ---------
                                                                   (Dollars in thousands)
Assets
  Cash and due from banks .......................   $     340       $     519                       $     859
  Short-term interest-bearing deposits ..........       1,848          14,206                          16,054
                                                    ---------       ---------                       ---------
  Cash and Cash equivalents .....................       2,188          14,725                          16,913
  Interest bearing deposits .....................                         240                             240
  Investment securities
    Available for sale ..........................                         331       $    (269)(c)          62
    Held to maturity ............................       4,514                                           4,514
                                                    ---------       ---------       ---------       ---------
    Total investment securities .................       4,514             331            (269)          4,576
  Loans, net of allowance for loan losses .......     119,864         119,873           5,072 (f)     244,759
                                                                                          (50)(k)
  Premises and equipment ........................         409           3,129            (138)(g)       3,749
                                                                                          349 (h)
  Federal Home Loan Bank of Indianapolis stock,
    at cost .....................................       1,181           1,893                           3,074
  Goodwill ......................................                                         924 (b)         924
  Core deposit intangible .......................                                         600 (l)         600
  Other assets ..................................       1,994           3,211             138 (g)       5,717
                                                                                         (134)(h)
                                                                                          508 (i)
                                                    ---------       ---------       ---------       ---------
    Total assets ................................   $ 130,150       $ 143,402       $   7,000       $ 280,552
                                                    =========       =========       =========       =========

Liabilities
  Deposits ......................................   $  79,479       $ 107,134       $   1,760 (f)   $ 188,373
  Federal Home Loan Bank of Indianapolis advances      15,406          17,630           9,058 (d)      43,433
                                                                                        1,339 (f)
  Note payable ..................................         477                                             477
  Other liabilities .............................       1,322           1,705           1,993 (e)       6,104
                                                                                        1,084 (j)
                                                    ---------       ---------       ---------       ---------
    Total liabilities ...........................      96,684         126,469          15,234         238,387
                                                    ---------       ---------       ---------       ---------

Shareholders' Equity
  Preferred stock, without par value
  Common stock, without par value ...............   $  20,537       $      12       $   8,956 (a)   $  29,236
                                                                                         (269)(c)
  Additional paid-in capital ....................                       9,882          (9,882)(a)           0
  Retained earnings .............................      15,382           8,139          (8,139)(a)      15,382
  Accumulated other comprehensive income ........                          19             (19)(a)           0
  Unearned recognition and retention plan shares       (1,446)           (168)            168 (a)      (1,446)
  Unearned ESOP shares ..........................      (1,007)           (951)            951 (a)      (1,007)
                                                    ---------       ---------       ---------       ---------
    Total shareholders' equity ..................      33,466          16,933          (8,234)         42,165
                                                    ---------       ---------       ---------       ---------
    Total liabilities and shareholders' equity ..   $ 130,150       $ 143,402       $   7,000       $ 280,552
                                                    =========       =========       =========       =========


-----------------------------
Footnotes on page 4.

                            Union Community Bancorp
                              Unaudited Pro Forma
                          Combined Statement of Income

                                                      For the Nine Month Period Ended
                                                              September 30, 2001
                                             --------------------------------------------------------------
                                               Union         Montgomery
                                              Community       Financial         Pro Forma       Pro Forma
                                               Bancorp       Corporation       Adjustments       Combined
                                             -----------     -----------       -----------      ---------
                                                 (Dollars in thousands, except per share data)
Interest Income
  Loans, including fees ..................   $     6,682       $     7,168    $      (845)(m)   $    13,005
  Investment securities ..................           298                10                              308
  Deposits with financial institutions ...            68               407                              475
  Dividends ..............................           134               108                              242
                                             -----------       -----------    -----------       -----------
    Total interest income ................         7,182             7,693           (845)           14,030
                                             -----------       -----------    -----------       -----------
Interest Expense
  Deposits ...............................         3,086             4,084           (660)(o)         6,510
  Federal Home Loan Bank advances ........           545               780           (112)(p)         1,553
                                                                                      340 (r)
                                             -----------       -----------    -----------       -----------
    Total interest expense ...............         3,631             4,864           (432)            8,063
                                             -----------       -----------    -----------       -----------
Net Interest Income ......................         3,551             2,829           (413)            5,967
  Provision for loan losses ..............            30                53                               83
                                             -----------       -----------    -----------       -----------
Net Interest Income After Provision for
  Loan Losses ............................         3,521             2,776           (413)            5,884
                                             -----------       -----------    -----------       -----------
Other Income
  Service charges on deposit accounts ....            16                98                              114
  Equity in losses of limited partnerships           (45)                                               (45)
  Other income ...........................           110                81                              191
                                             -----------       -----------    -----------       -----------
    Total other income ...................            81               179              0               260
                                             -----------       -----------    -----------       -----------
Other Expenses
  Salaries and employee benefits .........           947             1,327                            2,274
  Premises and equipment .................            72               388              9 (n)           469
  Data processing fees ...................            73               122                              195
  Amortization of core deposit intangible                                              96 (q)            96
  Legal and professional fees ............           103                72                              175
  Merger related expenses ................                              91                               91
  Other expenses .........................           330               604                              934
                                             -----------       -----------    -----------       -----------
    Total other expense ..................         1,525             2,604            105             4,234
                                             -----------       -----------    -----------       -----------
Income Before Income Tax .................         2,077               351           (518)            1,910
  Income tax expense .....................           692               158           (205)(s)           645
                                             -----------       -----------    -----------       -----------
Net Income ...............................   $     1,385       $       193    $      (313)      $     1,265
                                             ===========       ===========    ===========       ===========

Basic Earnings per Share .................   $      0.68       $      0.18                      $      0.47
Diluted Earnings per Share ...............   $      0.68       $      0.18                      $      0.47

Weighted Average Shares Outstanding
         Basic ...........................     2,033,036         1,084,098                        2,692,003
         Diluted .........................     2,033,036         1,102,287                        2,692,003


---------------------------
Footnotes on page 4.

                                                Union Community Bancorp
                                                  Unaudited Pro Forma
                                             Combined Statement of Income

                                                                      For the Twelve Months Ended
                                                                            December 31, 2000
                                                       --------------------------------------------------------------

                                                          Union          Montgomery
                                                        Community         Financial      Pro Forma         Pro Forma
                                                         Bancorp         Corporation    Adjustments         Combined
                                                       -----------       -----------    -----------       -----------
                                                            (Dollars in thousands, except per share data)
Interest Income
  Loans, including fees ............................   $     8,486       $     9,548    $    (1,127)(m)   $    16,907
  Investment securities ............................           548                19                              567
  Deposits with financial institutions .............            86               582                              668
  Dividends ........................................           102               156                              258
                                                       -----------       -----------    -----------       -----------
    Total interest income ..........................         9,222            10,305         (1,127)           18,400
                                                       -----------       -----------    -----------       -----------

Interest Expense
  Deposits .........................................         3,856             4,981           (880)(o)         7,957
  Short term borrowings ............................                               8                                8
  Federal Home Loan Bank advances ..................           745             1,559           (149)(p)         2,608
                                                                                                453 (r)
                                                       -----------       -----------    -----------       -----------
    Total interest expense .........................         4,601             6,548           (576)           10,573
                                                       -----------       -----------    -----------       -----------

Net Interest Income ................................         4,621             3,757           (551)            7,827
  Provision for loan losses ........................            60                 0                               60
                                                       -----------       -----------    -----------       -----------
Net Interest Income After Provision for Loan
  Losses ...........................................         4,561             3,757           (551)            7,767
                                                       -----------       -----------    -----------       -----------
Other Income
  Service charges on deposit accounts ..............                              78                               78
  Net realized losses on sales of available for sale
    securities .....................................            46                34                               80
  Equity in losses of limited partnerships .........          (100)                                              (100)
  Other income .....................................           124                56                              180
                                                       -----------       -----------    -----------       -----------
    Total other income .............................            70               168              0               238
                                                       -----------       -----------    -----------       -----------
Other Expenses
  Salaries and employee benefits ...................         1,102             1,754                            2,856
  Premises and equipment ...........................            68               413             12(n)            493
  Data processing fees .............................            77               181                              258
  Amortization of core deposit intangible ..........                                            129(q)            129
  Legal and professional fees ......................           109                21                              130
  Other expenses ...................................           329               682                            1,011
                                                       -----------       -----------    -----------       -----------
    Total other expense ............................         1,685             3,051            141             4,877
                                                       -----------       -----------    -----------       -----------

Income Before Income Tax ...........................         2,946               874           (692)            3,128
  Income tax expense ...............................         1,011               336           (274)(s)         1,073
                                                       -----------       -----------    -----------       -----------
Net Income .........................................   $     1,935       $       538    $      (418)      $     2,055
                                                       ===========       ===========    ===========       ===========
Basic Earnings per Share ...........................   $      0.87       $      0.47                      $      0.71
Diluted Earnings per Share .........................   $      0.87       $      0.47                      $      0.71
Weighted Average Shares Outstanding
         Basic .....................................     2,217,229         1,139,867                        2,876,196
         Diluted ...................................     2,217,229         1,139,867                        2,876,196


------------------------------
Footnotes on page 4.

Footnotes to Unaudited Pro Forma Combined Balance Sheet and Unaudited Pro Forma Combined Statements of Income:

(a) To reflect the issuance of 678,967 shares of Union Community Bancorp common stock to holders of Montgomery Financial Corporation stock, cash paid to holders of Montgomery Financial Corporation stock, elimination of capital accounts of Montgomery Financial Corporation and registration costs of $100,000.

(b) To record the excess cost of acquisition over the estimated market value of the net assets acquired (goodwill). The purchase price allocation are summarized as follows:

     Purchase price paid as:
         Common stock ....................................................................                         $  9,068
         Cash to holders of Montgomery Financial Corporation common stock ................                            9,058
         Acquisition expenses ............................................................                              465
                                                                                                                   --------
                                                                                                                     18,591
     Allocated to:
       Historical book value of Montgomery Financial Corporation's assets and liabilities    $ 16,933
         Adjustments:
           Professional fees .............................................................       (294)
           Vesting of RRP and MRP shares not vested ......................................       (159)
           Cash payment for stock options not exercised ..................................       (281)
           Pre-tax costs of payout of employment contracts and personnel severance package       (694)
           Tax benefit on above adjustments (excluding non-deductible professional fees) .        449
           Tax benefit on RRP and MRP shares vested for the excess of the estimated
             market value at vesting over the market value at grant date .................         59
                                                                                             --------
     Adjusted book value of Montgomery Financial Corporation's assets and liabilities ....              $ 16,013

     Adjustments to step-up assets and liabilities to fair value:
       Loans .............................................................................                 5,072
       Premises and equipment ............................................................                   349
       Real estate owned .................................................................                  (134)
       Deposits ..........................................................................                (1,760)
       Federal Home Loan Bank advances ...................................................                (1,339)
       Allowance adjustment ..............................................................                   (50)
       Core deposit intangible ...........................................................                   600
       Deferred taxes ....................................................................                (1,084)
                                                                                                        --------
         Total allocation ................................................................                           17,667
                                                                                                                   --------
Excess of purchase price over allocation to identifiable assets and liabilities (goodwill)                         $    924
                                                                                                                   ========


(c) To cancel the 20,000 shares of Union Community stock held by Montgomery Financial Corporation.
(d) To record borrowings of $9,058,000 used to fund cash portion of payment to holders of Montgomery Financial Corporation stock.
(e) To adjust for the pre-tax costs of payout of employment contracts and a personnel severance package, payments made for stock options not exercised, vesting of RRP and MRP shares, professional fees and acquisition expenses and registration costs.
(f) To adjust interest-earning assets and interest-bearing liabilities of Montgomery Financial Corporation to approximate market value.
(g) To transfer bank premises held for future use of Montgomery to real estate owned.
(h) To adjust premises and equipment of Montgomery Financial Corporation to replacement cost new, less estimated depreciation and real estate owned of Montgomery Financial Corporation to the estimated market value.
(i) To record the tax assets as a result of the adjustments to Montgomery Financial Corporation's historical book value using Union Community Bancorp's statutory rate of 39.61%.
(j) To record the net deferred tax liability as a result of the purchase accounting adjustments using Union Community Bancorp's statutory rate of 39.61%.
(k) To record an adjustment to the allowance for loan losses based on a plan to expedite the workout of nonperforming loans.
(l)  To record the core deposit intangible.
(m) To record amortization of the fair value adjustment of loans using a method that approximates the effective interest method over eight years.
(n) To increase depreciation expense from step up of Montgomery Financial Corporation's premises and equipment to estimated fair value.
(o) To record amortization of the fair value adjustment of deposits using the straight line method over two years.
(p) To record amortization of the fair value adjustment of Federal Home Loan Bank advances using the straight line method over nine years.
(q) To record amortization of the core deposit intangible using the 125% declining balance method over 10 years.
(r)  To record interest expense on borrowings of $9,058,000.
(s)  To record the impact of taxes at 39.61% rate.